                       STATEMENT OF ADDITIONAL INFORMATION

                   AMERICAN AADVANTAGE SMALL CAP VALUE FUNDSM

                                 -- AMR CLASS --
                            -- INSTITUTIONAL CLASS --

                                 JANUARY 1, 1999

         The American AAdvantage Small Cap Value Fundsm (the "Fund") is one of ten separate investment portfolios of the American AAdvantage Funds (the "Trust") a no-load, open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. This Statement of Additional Information ("SAI") relates to the AMR and Institutional Classes of the Fund.

         The Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the Fund (the "Portfolio"). The AMR Trust is a separate investment company managed by AMR Investment Services, Inc. (the "Manager").

         This SAI should be read in conjunction with an AMR Class or an Institutional Class prospectus for the Fund, dated January 1, 1999 (individually, a "Prospectus"), copies of which may be obtained without charge by calling (800) 388-3344 for an Institutional Class Prospectus or (817) 967-3509 for an AMR Class Prospectus.

         This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

                                TABLE OF CONTENTS

Non-Principal Investment Strategies and Risks.................................2

Investment Restrictions.......................................................2

Trustees and Officers of the Trust and the AMR Trust..........................4

Management, Administrative Services and Distribution Fees.....................6

Redemptions in Kind...........................................................6

Investment Advisory Agreements................................................6

Portfolio Securities Transactions.............................................7

Net Asset Value...............................................................8

Tax Information...............................................................8

Yield and Total Return Quotations.............................................9

Description of the Trust.....................................................10

Other Information............................................................11

                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         In addition to the investment strategies described in the Prospectus, the Fund may:

         1. Invest up to 20% of total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all rating organizations rating that security (such as Standard & Poor's or Moody's Investors Service, Inc.). Obligations rated in the fourth highest rating category are limited to 25% of the Fund's debt allocation. The Fund, at the discretion of the investment advisers, may retain a debt security that has been downgraded below the initial investment criteria.

         2. Purchase or sell securities on a when-issued or forward commitment basis.

         3. Invest in other investment companies to the extent permitted by the Investment Company Act of 1940 ("1940 Act") or exemptive relief granted by the Securities and Exchange Commission ("SEC").

         4. Loan securities to broker-dealers or other institutional investors.

         5. Enter into repurchase agreements, and

         6. Purchase securities in private placement offerings made in reliance on the "private placement" exemption from registration afforded by
         Section 4(2) of the Securities Act of 1933 ("1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities").


                             INVESTMENT RESTRICTIONS

         The Fund has the following fundamental investment policy that enables it to invest in the Portfolio:

             Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

         All other fundamental investment policies and the non-fundamental policies of the Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to the Fund and the Trust's Board of Trustees ("Board").

         In addition to the investment limitations noted above, the following nine restrictions have been adopted by the Portfolio, and may be changed only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing the Fund's shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

The Portfolio may not:

         1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

         2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and when-issued securities when consistent with the other policies and limitations described in the Prospectus.

         3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

         4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

         5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the Trust, as defined in the 1940 Act, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

         6. Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions.

         7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

         8. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's total assets; or

         9. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (and repurchase agreements related thereto); (ii) municipalities and their agencies and authorities are not deemed to be industries; (iii) finance companies as a group are not considered a single industry for purposes of this limitation; and (iv) wholly-owned finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.

         The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

         The following non-fundamental investment restrictions may be changed with respect to the Fund by a vote of a majority of the Board or with respect to the Portfolio by a vote of a majority of the AMR Trust Board. The Portfolio may not:

         1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

         2. Purchase securities on margin, effect short sales (except that the Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

         The Portfolio may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.


              TRUSTEES AND OFFICERS OF THE TRUST AND THE AMR TRUST

       The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                        POSITION WITH
   NAME, AGE AND ADDRESS                 EACH TRUST               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
   ---------------------                -------------             ----------------------------------------
   William F. Quinn* (51)               Trustee and President     President, AMR Investment Services, Inc. (1986-Present); Chairman,
                                                                  American Airlines Employees Federal Credit Union (1989-Present);
                                                                  Trustee, American Performance Funds (1990-1994); Director,
                                                                  Crescent Real Estate Equities, Inc. (1994-Present); Trustee,
                                                                  American AAdvantage Mileage Funds (1995-Present).

   Alan D. Feld (61)                    Trustee                   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present)#;
   1700 Pacific Avenue                                            Director, Clear Channel Communications (1984-Present); Director,
   Suite 4100                                                     CenterPoint Properties, Inc. (1994-Present); Trustee, American
   Dallas, Texas  75201                                           AAdvantage Mileage Funds (1996-Present).

   Ben J. Fortson (66)                  Trustee                   President and CEO, Fortson Oil Company (1958-Present); Director,
   301 Commerce Street                                            Kimbell Art Foundation (1964-Present); Director, Burnett
   Suite 3301                                                     Foundation (1987-Present); Honorary Trustee, Texas Christian
   Fort Worth, Texas  76102                                       University (1986-Present); Trustee, American AAdvantage Mileage
                                                                  Funds (1996-Present).

   John S. Justin (82)                  Trustee                   Chairman and Chief Executive Officer, Justin Industries, Inc. (a
   2821 West Seventh Street                                       diversified holding company) (1969-Present); Executive Board
   Fort Worth, Texas  76107                                       Member, Blue Cross/Blue Shield of Texas (1985-Present); Board
                                                                  Member, Zale Lipshy Hospital (1993-Present); Trustee, Texas
                                                                  Christian University (1980-Present); Director and Executive Board
                                                                  Member, Moncrief Radiation Center (1985-Present); Director, Texas
                                                                  New Mexico Enterprises (1984-1993); Director, Texas New Mexico
                                                                  Power Company (1979-1993); Trustee, American AAdvantage Mileage
                                                                  Funds (1995-Present).

   Stephen D. O'Sullivan (63)           Trustee                   Consultant (1994-Present); Vice President and Controller
                                                                  (1985-1994), American Airlines, Inc.; Trustee, American AAdvantage
                                                                  Mileage Funds (1995-Present).

   Roger T. Staubach (56)               Trustee                   Chairman of the Board and Chief Executive Officer of The Staubach
   6750 LBJ Freeway                                               Company (a commercial real estate company) (1982-Present);
   Dallas, Texas  75240                                           Director, Halliburton Company (1991-Present); Director, Brinker
                                                                  International (1993-Present); Director, International Home Foods,
                                                                  Inc. (1997-Present); National Advisory Board, The Salvation Army;
                                                                  Trustee, Institute for Aerobics Research; Member, Executive
                                                                  Council, Daytop/Dallas; Member, National Board of Governors,
                                                                  United Way of America; former quarterback of the Dallas Cowboys professional football team; Trustee, American AAdvantage Mileage
                                                                  Funds (1995-Present).

   Kneeland Youngblood (42)             Trustee                   President, Youngblood Enterprises, Inc. (a private business
   2305 Cedar Springs Road                                        management firm) (1983-Present); Trustee, Teachers Retirement
   Suite 401                                                      System of Texas (1993-Present); Director, United States Enrichment
   Dallas, Texas  75201                                           Corporation (1993-Present), Director, Just For the Kids
                                                                  (1995-Present); Director, Starwood Financial Trust (1998-Present);
                                                                  Member, Council on Foreign Relations (1995-Present); Trustee,
                                                                  American AAdvantage Mileage Funds (1996-Present).

   Nancy A. Eckl (36)                   Vice President            Vice President, AMR Investment Services, Inc. (1990-Present).

   Michael W. Fields (45)               Vice President            Vice President, AMR Investment Services, Inc. (1988-Present).

   Barry Y. Greenberg (35)              Vice President and        Director, Legal and Compliance, AMR Investment Services, Inc.
                                        Assistant Secretary       (1995-Present); Branch Chief (1992-1995) and Staff Attorney
                                                                  (1988-1992), Securities and Exchange Commission.

   Rebecca L. Harris (32)               Treasurer                 Director of Finance (1995-Present), Controller (1991- 1995), AMR
                                                                  Investment Services, Inc.

   John B. Roberson (40)                Vice President            Vice President, AMR Investment Services, Inc. (1991-Present).

   Robert J. Zutz (46)                  Secretary                 Partner, Kirkpatrick & Lockhart LLP (law firm)
   1800 Massachusetts Ave. NW
   Washington, D.C. 20036


* Mr. Quinn, by virtue of his current position, is deemed to be an "interested person" of the Trust and AMR Trust as defined by the 1940 Act.

# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.

       All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.

       As compensation for their service to the Trust and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trust and the AMR Trust do not pay for these travel arrangements. However, the Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American

Airlines, Inc. already receives flight benefits. The Trusts compensate Mr. O'Sullivan up to $10,000 annually to cover his personal flight service charges and the cost of airline travel for his three adult children, as well as any income tax charged on the value of flight benefits received. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 1998.



                                                                                                        Total Compensation
                                        Aggregate         Pension or Retirement                            From American
                                      Compensation      Benefits Accrued as Part    Estimated Annual     AAdvantage Funds
                                        From the                 of the              Benefits Upon            Complex
Name of Trustee                           Trust             Trust's Expenses           Retirement           (27 Funds)
---------------                       ------------      ------------------------    ----------------    ------------------
William F. Quinn                        $     0                  $0                      $0                  $     0
Alan D. Feld                            $ 8,901                  $0                      $0                  $35,605
Ben J. Fortson                          $ 8,760                  $0                      $0                  $35,038
John S. Justin                          $   404                  $0                      $0                  $ 1,618
Stephen D. O'Sullivan                   $ 1,421                  $0                      $0                  $ 5,686
Roger T. Staubach                       $ 4,356                  $0                      $0                  $17,423
Kneeland Youngblood                     $19,891                  $0                      $0                  $79,563


            MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

         The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the AMR Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes

       o complying with reporting requirements;

       o corresponding with shareholders;

       o maintaining internal bookkeeping, accounting and auditing services and records; and

       o supervising the provision of services to the Trusts by third parties.

         In addition to its oversight of the investment advisers, the Manager invests the portion of Fund assets which the investment advisers determine to be allocated to high quality short-term debt obligations.

         In addition to the management fee, the Manager is paid an administrative service fee for providing administrative and management services (other than investment advisory services) to the Fund. The Manager also receives compensation for administrative and oversight functions with respect to securities lending of the Portfolio.

         Brokers Transaction Services, Inc. ("BTS"), located at 7001 Preston Road, Dallas, Texas 75205, is the principal underwriter of the Fund's shares, and, as such, receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trust and the American AAdvantage Mileage Funds.

                               REDEMPTIONS IN KIND

         Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                         INVESTMENT ADVISORY AGREEMENTS

       Separate amendments to the existing Investment Advisory Agreements ("Advisory Agreements") with Brandywine Asset Management, Inc. and Hotchkis and Wiley regarding the Small Cap Fund were approved and will become effective as of January 1, 1999. The Manager has agreed to pay Brandywine an annualized fee equal to 0.50% on the first $100 million in Portfolio assets under its discretionary management, 0.45% for assets ranging from $100 million to $250 million, and 0.40% on assets over $250 million. Hotchkis will be paid an annualized fee equal to 0.5625% of Portfolio assets under its discretionary management. To the extent that the Fund invests all of its investable assets in the Portfolio, investment advisers receive a fee on behalf of the Portfolio, and not the Fund.

       Each Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty
(60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Trust. The Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

       The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers.


                        PORTFOLIO SECURITIES TRANSACTIONS

       Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board, as appropriate, an investment adviser of the Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. The Portfolio's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Portfolio's cash flows. High portfolio activity increases the Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.

       The Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

       In selecting brokers or dealers to execute particular transactions, investment advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Portfolio's net asset value), the sale of Trust shares by such broker-dealer or the servicing of Trust shareholders by such broker-dealer, and other information provided to the Portfolio, to the Manager and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause the Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the investment adviser exercises investment discretion.

                                 NET ASSET VALUE

    Equity securities listed on securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board for the AMR Trust Portfolios.

                                 TAX INFORMATION

TAXATION OF THE FUNDS

       The Fund (which is treated as a separate corporation for these purposes) intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. To do so, the Fund must, among other requirements:

     o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or certain other income, including gains from options, futures or forward contracts ("Income Requirement");

     o Diversify its investments in securities within certain statutory limits ("Diversification Requirement"); and

     o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain).

       The Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If the Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

TAXATION OF THE PORTFOLIO

       The Portfolio should be classified as a separate partnership for federal income tax purposes and should not be a "publicly traded partnership." As a result, the Portfolio should not be subject to federal income tax; instead, each investor in the Portfolio, such as the Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses and deductions, without regard to whether it has received any cash distributions from the Portfolio.

       Because, as noted above, the Fund is deemed to own a proportionate share of the Portfolio's assets and to earn a proportionate share of the Portfolio's income for purposes of determining whether the Fund satisfies the Income and Diversification Requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy those requirements.

       Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.



TAXATION OF THE FUND'S SHAREHOLDERS

       A portion of the dividends from the Fund's investment company taxable income, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the Fund's share of the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

       The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state and local taxes.


                        YIELD AND TOTAL RETURN QUOTATIONS

       The advertised yields for each class of the Fund are computed by dividing the net investment income per share earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts of the class in proportion to the 30-day (or one month) period and the weighted average size of an account in that class of the Fund by the maximum offering price per share of the class on the last day of the period, according to the following formula:
                                               6
                             YIELD = 2{(A-B +1) - 1}
                                        ---
                                        CD

where, with respect to a particular class of the Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the class; "c" is the average daily number of class shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per class share on the last day of the period.

       The advertised total return for a class of the Fund is calculated by equating an initial amount invested in a class of the Fund to the ending redeemable value, according to the following formula:

                                          N
                                 P(1 + T)   = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the class; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the class at the beginning of the investment period covered.

       Each class of the Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a class of the Fund for the specific period. Such total returns reflect changes in share prices of a class of the Fund and assume reinvestment of dividends and other distributions.

       In reports or other communications to shareholders or in advertising material, each class of the Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC Financial Data, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" and the "Wall Street Journal." Each class of the Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

       The Fund may advertise the standard deviation of its returns for various time periods and compare its standard deviation to that of various indices. Standard deviation of returns over time is a measure of volatility. It indicates the spread of the Fund's returns about its central tendency or mean. In theory, a Fund that is more volatile should receive a higher return in exchange for taking extra risk. Standard deviation is a well-accepted statistic to gauge the riskiness of an investment strategy and measure its historical volatility as a predictor of risk, although the measure is subject to time selection bias.

       Advertisements for the Fund may compare the Fund to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Information concerning broker-dealers who sell the Fund may also appear in advertisements for the Fund, including their ranking as established by various publications compared to other broker-dealers.

       From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds. Prizes may include free air travel and/or hotel accommodations. Listings for the Fund may be found in newspapers under the heading "Amer AAdvant."

                            DESCRIPTION OF THE TRUST

       Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

       The Trust currently is comprised of ten separate investment portfolios. The Fund is currently comprised of two classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in the Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of the Fund may vote on matters affecting the Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable. Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of the Trust, however, will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

       On most issues subjected to a vote of the Portfolio's interest holders, as required by the 1940 Act, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because the Portfolio interest holder's votes are proportionate to its percentage interests in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of the Fund had voted. This could result in the Fund's redemption of its investment in the Portfolio, which could result in increased expenses for the Fund. Whenever the shareholders of the Fund are called to vote on matters related to the Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from the Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of the Fund.

       As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

       The Portfolio utilizes a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each adviser is carefully chosen by the Manager through a rigorous screening process.

                                OTHER INFORMATION

       American Depositary Receipts (ADRs)-ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

       Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

       Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

       Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

       Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

       Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

       Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

       Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

       Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

       Illiquid Securities - Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

       Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

       Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

       Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

       Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Portfolio exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Portfolio's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Portfolio to the extent required by law. The Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. The SEC has granted exemptive relief that permits the Portfolio to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. Subject to receipt of exemptive relief from the SEC, the Portfolio also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by the Manager.

       The Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

       Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

       (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

       (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

       (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

       (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

       Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

       The four highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations which are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

       The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       Duff & Phelps' four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Obligations rated BBB have below average protection factors with considerable variability in risk during economic cycles, but are still considered sufficient for prudent investment.

       Thomson BankWatch ("BankWatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       Fitch IBCA, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       Standard & Poor's, Duff & Phelps and Fitch apply indicators, such as "+","-," or no character, to indicate relative standing within the major rating categories.

       Ratings of Short-Term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

       The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

       Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

       Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

       In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

       Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

       Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

       Section 4(2) Securities- Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Portfolio, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

       The AMR Trust Board and the applicable investment adviser will carefully monitor the Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

       Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

       U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

       U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

       Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

       U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

       When-Issued and Forward Commitment Transactions- For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. The Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When entering into a when-issued or forward commitment transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.